LUTHERAN BROTHERHOOD
and
LB VARIABLE ANNUITY ACCOUNT I

Individual Flexible Premium Variable Annuity Contract

Supplement to Prospectus
and Statement of Additional Information
dated May 1, 2001

        Lutheran Brotherhood has entered into an agreement with Aid Association for Lutherans (“AAL”) under which Lutheran Brotherhood will merge with and into AAL. Like Lutheran Brotherhood, AAL is a fraternal benefit society. The merger is subject to approval from government agencies and is expected to close on or before December 31, 2001.

        It is anticipated that as a result of the merger the LB Variable Annuity Account I will continue as a separate account of the merged organization and the contracts offered by this Prospectus will continue as contracts of the merged entity.

The date of this Supplement is October 23, 2001.

Please include this supplement with your prospectus and/or SAI.